UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 4, 2012


                            LATITUDE SOLUTIONS, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                    000-54194              26-1284382
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(State or other jurisdiction     (Commission File  (IRS Employer Identification
      of incorporation)               Number)                 Number)


                  3500 W. SEVENTH STREET, FORT WORTH, TX 76107
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               (Address of Principal Executive Offices) (Zip Code)


                                  (817)335-3430
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               Registrant's telephone number, including area code


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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DEPARTURE OF OFFICERS

On August 28, 2012, Latitude Solutions, Inc.'s ("the Company") Board of Directors accepted the resignation of Mr. Jeffrey A. Wohler as the President and Chief Executive Officer.

APPOINTMENT OF CHIEF EXECUTIVE OFFICER

On August 28, 2012, Mr. J.W. (Bill) Rhea, IV was appointed President and Chief Executive Officer. Mr. Rhea had served as the Chief Operating Officer from July 9, 2012 through August 27, 2012. Mr. Rhea has been a Director of the Company since July 9, 2012.

Mr. Rhea, age 59, has over 37 years of business and petroleum engineering experience in all phases of the upstream exploration and production sectors of the oil & gas industry, both domestically and internationally, onshore and offshore. Mr. Rhea has been a petroleum engineering consultant to the industry and has served in Senior Management and Chief Executive roles in independent oil & gas companies, most recently including Gulf Energy Exploration Corp., Trinity Plumas Capital Corp., TexStar North America, Inc., APP Production Inc., BF Production Inc., and LAE Energy Inc. Since 2000, Mr. Rhea has been involved in the unconventional resource plays in North America, including the Eagle Ford Shale of South Texas, the Bakken Oil Shale of North Dakota, and the original Barnett Shale gas play in North Texas. Mr. Rhea is second generation in the oil & gas business. He earned a Bachelor of Science in Mechanical Engineering with Honors from the University of Texas at Austin and worked toward an MBA from the University of Texas, Permian Basin.














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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    LATITUDE SOLUTIONS, INC.



                                    By: /s/ James B. Smith
                                    --------------------------------------------
                                    James B. Smith, Chief Financial Officer


                                    Date:  September 4, 2012

































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